Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Scudder GNMA Fund, a series of Scudder Income Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



December 2, 2005            /s/Vincent J. Esposito
                            -----------------------
                            Vincent J. Esposito
                            President
                            Scudder GNMA Fund, a series of Scudder Income Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder GNMA Fund, a series of Scudder Income Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 2, 2005           /s/Paul Schubert
                           ------------------------
                           Paul Schubert
                           Chief Financial Officer and Treasurer
                           Scudder GNMA Fund, a series of Scudder Income Trust